Filed pursuant to Rule 497(e)

File Nos. 033-68666 and 811-08004

ASTON FUNDS

ASTON/Herndon Large Cap Value Fund

Supplement dated September 19, 2016 to the Prospectus dated February 29, 2016, as supplemented July 28, 2016 and August 26, 2016, and the Summary Prospectus dated March 1, 2016, as supplemented August 26, 2016, for the Fund (collectively, the “Prospectuses”)

The following information supplements and supersedes any information to the contrary in the Prospectuses of ASTON/Herndon Large Cap Value Fund (the “Fund”), dated as noted above.

At a meeting held on September 15, 2016, the Board of Trustees of Aston Funds approved a plan to liquidate and terminate the Fund (the “Liquidation”), which is expected to occur on or about October 28, 2016 (the “Liquidation Date”). Effective on or about September 19, 2016, it is expected that the Fund will begin selling its portfolio investments and will invest the proceeds in cash and cash equivalents, in anticipation of the Liquidation. Proceeds of the Liquidation are expected to be distributed to shareholders of the Fund promptly following the Liquidation Date in full redemption of each shareholder’s shares of the Fund.

Effective as of the close of business on September 19, 2016, the Fund will no longer accept investments, except for investments made through existing asset allocation programs investing in the Fund, and shares purchased pursuant to automatic investment programs, such as automatic investments through 401(k) plans and reinvestments of any dividends and distributions. Those shareholders investing in the Fund through one of the exceptions described above may continue to purchase shares of the Fund provided that such transactions settle prior to the Liquidation Date.

A letter will be sent to shareholders who hold shares directly with the Fund (“Direct Shareholders”) setting forth the various options and instructions with respect to the Liquidation and the distribution of Direct Shareholders’ redemption proceeds. Any Direct Shareholder may elect to have redemption proceeds sent to them via check. Direct Shareholders may also elect to exchange their Fund shares into any other fund in the Aston Funds or AMG Funds family of funds that is open to new investors (subject to minimum initial investment requirements as described in such fund’s prospectus). Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

Shortly after the transition to cash, the Fund intends to distribute its accumulated net capital gains and net investment income, if any, to shareholders of the Fund; these distributions may be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP PRO HRNLCV 0916